Jackson Square Large-Cap Growth Fund
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 98.0%	Shares	Value
Communication Services - 6.3%
Alphabet - Class A	74,318	$12,748,510

Consumer Discretionary - 8.3%
Amazon.com (a)	89,522	16,738,824

Financials - 18.4%
CME Group	38,098	7,379,963
KKR & Co.	41,348	5,104,411
Mastercard - Class A	21,054	9,762,950
S&P Global	13,723	6,651,950
Visa - Class A	31,563	8,385,342
		37,284,616

Health Care - 13.5%
Danaher	17,731	4,912,906
Edwards Lifesciences (a)	70,744	4,460,409
Eli Lilly & Co.	4,694	3,775,243
Intuitive Surgical (a)	11,267	5,009,421
IQVIA Holdings (a)	15,564	3,832,324
Veeva Systems - Class A (a)	27,915	5,357,726
		27,348,029

Industrials - 15.5%
Boeing (a)	29,287	5,582,102
Canadian Pacific Kansas City	88,293	7,400,719
Copart (a)	82,190	4,301,003
Uber Technologies (a)	102,957	6,637,638
Waste Management	36,438	7,384,525
		31,305,987

Information Technology - 31.4%(b)
Advanced Micro Devices (a)	32,427	4,685,053
Datadog - Class A (a)	21,414	2,493,446
Microsoft	58,503	24,474,730
NVIDIA	170,523	19,954,601
ServiceNow (a)	9,065	7,382,445
Workday - Class A (a)	20,729	4,707,971
		63,698,246
Materials - 2.4%
Linde PLC	10,761	4,880,113
Real Estate - 2.2%
SBA Communications	20,512	4,503,205
TOTAL COMMON STOCKS (Cost $125,233,959)		198,507,530

TOTAL INVESTMENTS - 98.0% (Cost $125,233,959)		198,507,530
Money Market Deposit Account - 1.2% (c)		2,387,199
Other Assets in Excess of Liabilities - 0.8%		1,706,814
TOTAL NET ASSETS - 100.0%		$202,601,543

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2024 was 3.27%.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Jackson Square Large-Cap Growth Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$198,507,530	$–	$–	$198,507,530
Total Investments	$198,507,530	$–	$–	$198,507,530

Refer to the Schedule of Investments for further disaggregation of investment categories.